Exhibit 10.14

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated [__], 2021 (this “Agreement”), by and among the sellers listed on Schedule I hereto, as sellers (collectively, the “Sellers” and each, a “Seller”), and European Wax Center, Inc., a Delaware corporation, as purchaser (the “Purchaser”).

WHEREAS, the Board of Directors of the Purchaser has determined to effect an underwritten public offering (the “Offering”) of the Purchaser’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”);

WHEREAS, immediately prior to the consummation of the Offering, pursuant to those certain Exchange, Redemption and Assignment Agreements, substantially in the form of Exhibit A hereto (each, a “Redemption Agreement”), the Sellers listed on Schedule II hereto (collectively, the “Holdco Sellers”) desire to have EWC Management Holdco, LLC, a Delaware limited liability company (“Management Holdco”), redeem the number of their limited liability company interests (“Holdco Units”) in Management Holdco listed opposite such Holdco Sellers’ name on Schedule II hereto, in exchange for common units (“Opco Units”) of EWC Ventures, LLC, a Delaware limited liability company (“EWC”), and shares of the Purchaser’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”); and

WHEREAS, in connection with the consummation of the Offering, each Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each Seller, the number of Opco Units and shares of Class B Common Stock each set forth opposite such Seller’s name on Schedule I hereto.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

“Additional Closing” means each closing of the purchase of Additional Purchased Paired Interests.

“Additional Offering Closing” means any additional closing of the sale of Class A Common Stock in the Offering pursuant to the exercise of the underwriters’ option to purchase additional shares of Class A Common Stock, which closing may occur on the same date and time as the Offering Closing.

“Additional Purchased Paired Interests” means the number of Paired Interests to be sold by any OpCo Seller, with respect to each Additional Offering Closing, which will be equal to the total number of shares of Class A Common Stock that are sold by the Purchaser pursuant to the exercise of the underwriters’ option to purchase additional shares of Class A Common Stock at the corresponding Additional Offering Closing and divided pro rata among the OpCo Sellers in proportion to the Initial Purchased Paired Interests sold thereby in the Initial Closing; provided that the total number of Paired Interests to be sold by the OpCo Sellers at all of the Additional Closings shall not exceed [____] in the aggregate.

“Closing” means each Additional Closing together with the Initial Closing.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Discounted Price” means (i) the Offering Price less (ii) the Per Share Underwriting Discount.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Initial Closing” means the closing of the purchase of the Initial Purchased Paired Interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever.

“Offering Closing” means the initial closing of the sale of Class A Common Stock in the Offering.

“Offering Price” means the per share public offering price for the Class A Common Stock in the Offering.

“OpCo Sellers” means Sellers that are not Holdco Sellers.

“Paired Interest” or “Paired Interests” means one or more Opco Units together with an equal number of shares of Class B Common Stock.

“Per Share Underwriting Discount” means the underwriting discount per share paid to the underwriters in the Offering.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

ARTICLE 2

PURCHASE AND SALE OF PAIRED INTERESTS

2.1Purchase and Sale.

(a)Subject to the terms herein set forth, at the Initial Closing, (i) each Seller agrees (severally and not jointly) to sell, convey, assign and transfer to the Purchaser the number of Paired Interests set forth opposite such Seller’s name on Schedule I hereto (the “Initial Purchased Paired Interests”), and the Purchaser agrees to purchase such Initial Purchased Paired Interests from such Seller for a purchase price equal to the Offering Price per Initial Purchased Paired Interest and (ii) each Seller shall be responsible for the Per Share Underwriting Discount with respect to each Initial Purchased Paired Interest sold, conveyed, assigned and transferred by such Seller. For administrative convenience, the net amount per Initial Purchased Paired Interest paid to each Seller by the Purchaser shall be the Discounted Price.

(b)Subject to the terms herein set forth, at each Additional Closing, (i) each OpCo Seller agrees to sell, convey, assign and transfer to the Purchaser the Additional Purchased Paired Interests, and the Purchaser agrees to purchase such Additional Purchased Paired Interests from such Seller for a purchase price equal to the Offering Price per Additional Purchased Paired Interest and (ii) each such Seller shall be responsible for the Per Share Underwriting Discount with respect to each Additional Purchased Paired Interest sold, conveyed, assigned and transferred by such Seller. For administrative convenience, the net amount per Additional Purchased Paired Interest paid to each such Seller by the Purchaser shall be the Discounted Price.

2.2Closing.

(a)The Initial Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately following the Offering Closing.

(b)Each Additional Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately following each Additional Offering Closing.

(c)At each Closing, (i) the Purchaser shall deliver to the applicable Seller the Discounted Price for each Initial Purchased Paired Interest or Additional Purchased Paired Interest, as applicable, being purchased by the Purchaser from such Seller as set forth in Section 2.1, by wire transfer of immediately available funds to a bank account designated in writing by such Seller, (ii) each Seller shall deliver to the Purchaser (A) a duly endorsed instrument of assignment with respect to the Opco Units included in the Initial Purchased Paired Interests or the Additional Purchased

Paired Interests being sold at such Closing in substantially the form attached hereto as Exhibit B (an “Opco Unit Assignment Agreement”) and (B) such stock transfer instruments and other documents with respect to the Class B Common Stock included in the Initial Purchased Paired Interests or the Additional Purchased Paired Interests being sold at such Closing as reasonably requested by the Purchaser and (iii) upon receipt of the stock transfer instruments and other documents with respect to the Class B Common Stock included in the Initial Purchased Paired Interests or the Additional Purchased Paired Interests being sold at such Closing, such Class B Common Stock shall automatically be retired and cease to be outstanding.

2.3Conditions to Closing.

(a)The obligations of the Purchaser and each Seller to be performed at the Initial Closing shall be conditioned upon (i) the simultaneous or prior completion of the Offering Closing and (ii) the execution and delivery of the Redemption Agreement and the consummation of the transactions set forth therein.

(b)The obligations of the Purchaser and each Seller to be performed at any Additional Closing shall be conditioned upon the simultaneous or prior completion of the applicable Additional Offering Closing.

(c)The obligations of the Purchaser to be performed at any Closing shall be subject to the condition that the representations and warranties set forth in Article 3 shall be true and correct as of such Closing as if then made.

(d)The obligations of each Seller to be performed at any Closing shall be subject to the condition that the representations and warranties of Purchaser set forth in Article 4 shall be true and correct as of such Closing as if then made.

(e)Each Seller shall have completed and executed (i) a certificate of non-foreign status in compliance with the requirements of Section 1446(f)(2)(A) of the Internal Revenue Code of 1986, as amended and Treasury regulations Section 1.1446(f)-2(b)(2) or (ii) an Internal Revenue Service Form W-9, (A) which includes the name and U.S. taxpayer identification number of such Seller, (B) which is signed and dated by such Seller and (C) from which the certification has not been deleted, and provide such an executed certificate or form, as applicable, on or before the date hereof.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller represents, warrants, and agrees, severally with respect to itself only, as of the date hereof as follows:

3.1Capacity; Authority; Execution and Delivery; Enforceability. Such Seller has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Seller and no other proceedings on the part of such Seller are necessary to approve this Agreement and to consummate the transactions contemplated hereby. Such Seller has duly executed and delivered this Agreement (and will duly execute and deliver any Opco Unit Assignment Agreement, any other transfer documents described in Section 2.2(c) and, if such Seller is a Holdco Seller, a Redemption Agreement), and, assuming due execution and delivery by the Purchaser, each such agreement constitutes or will constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

3.2Title.

(a)If such Seller is a Holdco Seller, as of the date hereof, such Seller owns beneficially and of record and has full power and authority to convey, free and clear of any Liens, the number of Holdco Units listed opposite such Seller’s name on Schedule II hereto (subject to any transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States and under the Second Amended and Restated Limited Liability Company Agreement of Management Holdco).

(b)Such Seller owns, or if such Seller is a Holdco Seller, upon execution and delivery of a Redemption Agreement and consummation of the redemption and exchange contemplated therein, such Seller will own, beneficially and of record and has or will have, as applicable, full power and authority to convey, free and clear of any Liens, the Opco Units and shares of Class B Common Stock included in the Initial Purchased Paired Interests or Additional Purchased Paired Interests, as applicable (subject to any transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States). Assuming the Purchaser has the requisite power and authority to be the lawful owner of the Opco Units and shares of Class B Common Stock, upon such Seller’s receipt of the applicable purchase price and the transfer of the Initial Purchased Paired Interests or Additional Purchased Paired Interests at the Initial Closing or any Additional Closing, as applicable, good, valid and marketable title to the Opco Units and shares of Class B Common Stock included in the Initial Purchased Paired Interests or any Additional Purchased Paired Interests, as applicable, will pass to the Purchaser, free and clear of any Liens.

3.3No Conflicts. Assuming the satisfaction of the conditions set forth in Section 2.3(a) hereto, neither the execution nor the delivery of this Agreement (and any Opco Unit Assignment Agreement, any other transfer documents described in Section 2.2(c) and, if such Seller is a Holdco Seller, any Redemption Agreement) nor the

consummation of the transactions contemplated hereby and thereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument, or (ii) conflict with or result in a violation of any judgment, decree, order, law, or regulation by which such Seller is bound.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser makes the following representations and warranties for the benefit of the Sellers as of the date hereof:

4.1Organization, Standing and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

4.2Authority; Execution and Delivery; Enforceability. The Purchaser has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and no other proceedings on the part of the Purchaser are necessary to approve this Agreement and to consummate the transactions contemplated hereby. The Purchaser has duly executed and delivered this Agreement, and, assuming due execution and delivery by the Sellers, this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3No Conflicts. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument or (ii) conflict with or result in a violation of any judgment, decree, order, law or regulation by which the Purchaser is bound.

ARTICLE 5

MISCELLANEOUS

5.1Notices. All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

(a)If to a Seller, at the address specified for such Seller on the member schedule of EWC or to such other address as such Seller may hereafter specify to the Purchaser for the purpose by notice.

(b)If to the Purchaser, to:

European Wax Center, Inc.

5830 Granite Parkway, 3rd Floor

Plano, TX 75024

Attention: Gavin O’Connor, Chief Legal Officer

With a copy to (which shall not constitute actual or constructive notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000
Facsimile: (212) 757-3990
Attention: John C. Kennedy

Monica K. Thurmond

Email:jkennedy@paulweiss.com

mthurmond@paulweiss.com

Any party may by notice given in accordance with this Section 5.1 designate another address or person for receipt of notices hereunder.

5.2Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

5.3Amendment and Waiver.

(a)No failure or delay on the part of the Sellers or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Sellers or the Purchaser at law, in equity or otherwise.

(b)Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Sellers and the Purchaser.

5.4Counterparts. This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

5.5Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.6Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

5.7Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.1 shall be deemed effective service of process on such party.

5.8Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

5.9Entire Agreement. This Agreement, together with the schedules and exhibits hereto, are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

5.10Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

EUROPEAN WAX CENTER, INC.

By:
Name:
Title:

[Signature Page to Purchase Agreement]

SELLER:

Name:

[Signature Page to Purchase Agreement]

SCHEDULE I

Sellers, Opco Units, Class B Common Stock and Paired Interests

Name of Seller	Opco Units	Class B Common Stock	Paired Interests

SCHEDULE II

Holdco Sellers and Holdco Units

Name of Holdco Seller	Holdco Units

EXHIBIT A

EXCHANGE, REDEMPTION AND ASSIGNMENT AGREEMENT

This EXCHANGE, REDEMPTION AND ASSIGNMENT AGREEMENT (this “Agreement”) is made and entered into as of [               ], 2021, by and among EWC Management Holdco, LLC, a Delaware limited liability company (the “Company”), EWC Ventures, LLC, a Delaware limited liability company (“EWC Ventures”), and [                    ] (the “Unitholder”). In this Agreement, the Company and the Unitholder are sometimes referred to individually as a “Party” and, together, as the “Parties.” Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of August 4, 2021 (as amended, supplemented or otherwise modified, the “LLCA”).

RECITALS

WHEREAS, the Unitholder desires to surrender, assign, transfer and deliver to the Company certain Vested Common Units in exchange for an equal number of Paired Interests and the Company has consented to such exchange.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereby agree as follows:

AGREEMENT

1.Exchange; Redemption. Subject to the terms and conditions of this Agreement, (a) the Unitholder shall surrender, assign, convey, transfer and deliver to the Company the number of Vested Common Units set forth on the Unitholder’s signature page hereto, and (b) the Company shall distribute the number of Paired Interests to the Unitholder set forth on the Unitholder’s signature page hereto, free and clear of all liens, pledges, security interests, charges, contractual obligations or encumbrances of any kind, including any preemptive rights, rights of first offer or refusal or similar rights or restrictions (except as set forth in the LLCA and restrictions on transfer under applicable securities laws) (collectively, the “Exchange and Redemption”).

2.Consent; Assignment. The Company and EWC Ventures hereby consent to the Exchange and Redemption and the Company assigns to the Unitholder, and the Unitholder hereby assumes, the Company’s rights and obligations under the Exchange Agreement and the Holdings Operating Agreement, in each case, solely to the extent applicable to the Paired Interests transferred to the Unitholder pursuant to Section 1 hereof.

3.Representations and Warranties of the Unitholder. The Unitholder hereby represents and warrants to the Company that:

(a)Ownership of Common Units. The Unitholder has good and marketable right, title and interest (legal and beneficial) in and to the number of Vested Common Units set forth below the Unitholder’s name on the Unitholder’s signature page hereto, free and clear of all liens, pledges, security interests, charges, contractual obligations, claims or encumbrances of any kind, including any preemptive rights, rights of first offer or refusal or similar rights or restrictions (except as set forth in the LLCA and restrictions on transfer under applicable securities laws).

(b)Authorization. The Unitholder has full power and authority and requisite capacity to enter into this Agreement to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Unitholder, enforceable against the Unitholder in accordance with its terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

4.Representations and Warranties of the Company. The Company hereby represents and warrants to the Unitholder that:

(a)Ownership of Holdings Common Units and Class B Common Stock. The Company has good and marketable right, title and interest (legal and beneficial) in and to all of the Paired Interests redeemed in the Exchange and Redemption, free and clear of all liens, pledges, security interests, charges, contractual obligations, claims or encumbrances of any kind, including any preemptive rights, rights of first offer or refusal or similar rights or restrictions (except as set forth in the LLCA, the Holdings Operating Agreement, and the Amended and Restated Certificate of Incorporation of Pubco and the Amended and Restated By-laws of Pubco and restrictions on transfer under applicable securities laws).

(b)Authorization. The Company has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

5.Miscellaneous.

(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b)Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware that apply to contracts made and performed entirely within such state. The Parties hereto irrevocably submit, in any legal action or proceeding relating to this Agreement, to the exclusive jurisdiction of the Delaware Court of Chancery in and for New Castle County (and the appellate courts thereof) for any actions, suits or proceedings arising out of or relating to this Agreement or the matters contemplated hereby, or in the event (but only in the event) that such Delaware Court of

Chancery does not have subject matter jurisdiction over any such action, suit, proceeding or matter, the United States District Court for the District of Delaware (and the appellate courts thereof), or in the event (but only in the event) that such United States District Court for the District of Delaware also does not have subject matter jurisdiction over such action, suit, proceeding or matter, any Delaware state court sitting in New Castle County (and the appellate courts thereof) (and the Parties agree not to commence any action, suit or proceeding relating thereto except in such courts) and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum. Each Party agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

(d)Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the respective heirs, executors, administrators, personal representatives, successors and permitted assigns of each of the Parties hereto. Any purported assignment (including any Transfer) in violation of this Agreement shall be null and void ab initio.

(e)Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements, understandings, negotiations and representations between the Parties with respect to such transactions.

(f)Amendments. No amendment or modification of the terms and conditions of this Agreement shall be valid unless in writing and signed by each of the Parties.

(g)Notices. Any notice required or permitted by this Agreement shall be delivered in accordance with Section 13.1 Notices of the LLCA.

(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile or PDF electronic copies shall be treated as originals.

(i)Interpretation of Agreement. This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(j)Further Documents. Each Party agrees to promptly perform such further acts and to execute and deliver any and all further documents that may reasonably be necessary to effectuate the purposes of this Agreement.

(k)Third Party Rights. Nothing expressed or referred to in this Agreement will be interpreted or construed to give any person or entity, other than the Parties and, to the extent permitted by this Agreement, their respective heirs, successors and assigns any legal or equitable right, remedy or claim under or with respect to this Agreement or any term, condition or other provision of this Agreement.

(l)Severability. If any part of this Agreement is deemed to be invalid by any court of law, the remaining provisions of this Agreement shall remain in full force and effect and may be enforced in accordance with the provisions hereof. Without limiting the generality of the immediately preceding sentence, in the event that a court of competent jurisdiction determines that any provision of this Agreement would be unenforceable then such provision will automatically be modified as may be enforceable, and, in addition, such court or arbitrator (as applicable) is hereby expressly authorized to so modify this Agreement and to enforce it as so modified.

(m)Tax Treatment. The Exchange and Redemption is intended to constitute a distribution of each Unitholder’s membership interest in Holdco pursuant to Section 731 of the Code, without recognition of gain or loss, for U.S. federal and applicable state and local income tax purposes. The Parties shall report consistently with the foregoing intent and shall take no contrary position in a filed tax return or otherwise, unless required by a final determination of a court of competent jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

EWC MANAGEMENT HOLDCO, LLC

By:
Name:
Title:

EWC VENTURES, LLC

By:
Name:
Title:

[Signature Page to Exchange, Redemption and Assignment Agreement]

EXCHANGING MEMBER

Name:

Address:

Number of Vested Common Units to Exchange:

Number of Paired Interests to be Received:

[Signature Page to Exchange, Redemption and Assignment Agreement]

EXHIBIT B

FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT (this “Agreement”), dated as of [ ], 2021, by and among the sellers listed as “Sellers” on the signature pages hereto, as sellers (collectively, the “Sellers” and each, a “Seller”), European Wax Center, Inc., a Delaware corporation (the “Purchaser”), and EWC Ventures, LLC, a Delaware limited liability company (“EWC”). Each capitalized term used herein without definition shall have the meaning assigned to it in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Purchaser and the Sellers entered into a Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which each Seller agreed to sell, assign, convey and transfer Opco Units to the Purchaser; and

WHEREAS, the Purchaser has agreed to purchase such Opco Units from each Seller pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.Transfer. Each Seller hereby sells, assigns, conveys and transfers to the Purchaser the number of Opco Units set forth below its signature on the signature pages hereto.

2.Acknowledgement of Sale by EWC. EWC hereby acknowledges the sale, assignment, conveyance and transfer by each Seller to the Purchaser of the number of Opco Units set forth under such Seller’s signature hereto and shall cause the member schedule to its organizational documents to be amended to reflect the sale and transfer of Opco Units as contemplated in the Purchase Agreement and herein.

3.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

4.Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

5.Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

7.Counterparts. This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties to this Agreement as of the date first written above.

EUROPEAN WAX CENTER, INC.

By:
Name:
Title:

EWC VENTURES, LLC

By:
Name:
Title:

Name:
Number of Opco Units: